ReliaStar Life Insurance Company Separate Account N ING Encore/ING Encore Flex Supplement dated August 12, 2005 to the current Contract Prospectus dated June 24, 2005
The information in this Supplement updates and amends certain information contained in the Contract Prospectus. You should read this Supplement along with the current Contract Prospectus.

1.

The information for ING Salomon Brothers Large Cap Growth Portfolio and ING Van Kampen Comstock Portfolio appearing in the Fund Expense Table beginning on page 8 of the Contract Prospectus is deleted and replaced with the following to reflect changes in fund fees and expenses.

Fund Name	Management (Advisory) Fees	12b-1 Fee	Other Expenses	Total Annual Fund Operating Expenses	Fees and Expenses Waived or Reimbursed	Net Annual Fund Operating Expenses
ING Salomon Brothers Large Cap Growth Portfolio (Service Class) (6)	0.64%	--	0.45%	1.09%	--	1.09%
ING Van Kampen Comstock Portfolio (Service Class) (7)	0.60%	--	0.60%	1.20%	0.09%	1.11%

2.	The Footnotes to "Fund Expense Table" beginning on page 10 of the Contract Prospectus are amended by replacing footnote (6) with the following footnote (6) and adding the following to footnote (7):
(6)

Effective December 1, 2004, Management (Advisory) Fees were restated to reflect a decrease as follows: from 0.80% to 0.64% for ING American Century Select Portfolio; from 0.70% to 0.64% for ING Salomon Brothers Large Cap Growth Portfolio; from 0.85% to 0.64% for ING T. Rowe Price Diversified Mid Cap Growth Portfolio; and from 0.85% to 0.55% for ING Van Kampen Equity and Income Portfolio. Effective December 1, 2004, the administrative fees (included in Other Expenses) were restated to reflect a decrease as follows: from 0.20% to 0.02% for ING American Century Select Portfolio, ING T. Rowe Price Diversified Mid Cap Growth Portfolio and ING Van Kampen Equity and Income Portfolio; and from 0.60% to 0.06% for ING Oppenheimer Global Portfolio.

(7)

In addition, effective June 1, 2005, ING Life Insurance and Annuity Company, the Portfolio's investment adviser, has contractually agreed to waive a portion of the management fee for ING Van Kampen Comstock Portfolio. Based upon net assets as of December 31, 2004, the management fee waiver for the Portfolio would equal 0.02%. This expense waiver will continue through at least May 1, 2006. There is no guarantee that this waiver will continue after this date.

X.120636-05	August 2005